UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 8, 2006.

UREX ENERGY CORP. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	000-501191 (Commission File Number)	98-0219157 (IRS Employer Identification No.)

10580 N. McCarran Blvd., Building 115-208 Reno, Nevada (Address of principal executive offices)	89503 (Zip Code)

Registrant's telephone number, including area code (775) 747-0667

LAKEFIELD VENTURES INC. (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CRF 240.13e-4(c))

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On June 8, 2006, Lakefield Ventures Inc. (now named Urex Energy Corp.) (the “Company”) completed an Assignment Agreement, dated September 22, 2005, entered into between the Company and International Mineral Resources Ltd. (“IMR”), a company organized under the laws of the Turks & Caicos Islands, whereby IMR agreed to assign its right, title and interest in and to an option agreement (the “Option Agreement”) entered into between IMR and United Energy Metals S.A (“UEM”) to the Company.  The Option Agreement allows for the holder of the option (the “Option”) to acquire 99.8% of the equity in UEM, an Argentina company, which in turn holds a 100% interest in a commanding property position of 170,000 hectares adjacent to the Cerro Solo Uranium deposit (such property is known as the “Rio Chubut Property”).  On December 7, 2005, IMR exercised the Option to acquire 99.8% of the equity in UEM.  As consideration for the assignment of the Option from IMR to the Company, the Company was required to issue 8,000,000 shares of the Company to IMR and pay $50,000.00 to IMR, with IMR retaining a 5% net smelter royalty in respect of the Rio Chubut Property.  As of June 8, 2006, the Company and IMR have completed the Assignment Agreement, and therefore, the Company acquired 99.8% of the equity in UEM.

The Cerro Solo uranium deposit, which the Company does not have any interest, and which is adjacent to the Rio Chubut Property, is a sandstone-type uranium-molybdenum deposit with mineralized layers distributed in fluvial sandstone conglomerates hosted in the Cretaceous Chubut group lying 50 to 130 meters below the surface.  The Cerro Solo deposit, which is owned by Comision Nacional de Energia Atomica (“CNEA”), has resources estimated at 4,600 tonnes U at 0.3 to 0.5 percent U and 0.2 percent molybdenum on average.  The information regarding the Cerro Solo deposit was obtained from a technical report authored by CNEA, which is not compliant with the guidelines of Canadian securities law National Instrument 43-101.  Therefore, readers are cautioned that while historical resource estimates at Cerro Solo are considered to be relevant they should not rely upon these historical estimates until they can be verified by an Industry Guide 7 or National Instrument 43-101 compliant study.  In addition, readers are cautioned that mineral deposits on adjacent properties are not necessarily indicative of mineral deposits on the Company’s properties.

A copy of the Assignment Agreement was filed as Exhibit 10.1 to the Form 8-K filed on September 29, 2005 and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

The required financial statements of United Energy Metals S.A. and the pro forma financial information will be supplied on a Form 8-K within 71 days of June 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

July 10, 2006

UREX ENERGY CORP.

By:

/s/ Richard Bachman

Name:

Richard Bachman

Title:

President and Director